UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2009

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 41-52-633-02-44

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

Tyco International Ltd. (the “Company”) is filing herewith, as an exhibit to its Registration Statement on Form S-3 (File No. 333-153430), its Computation of Ratio of Earnings to Fixed Charges for the fiscal years 2008, 2007, 2006, 2005 and 2004 and the nine months ended June 26, 2009 and June 27, 2008.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice President and Corporate Secretary
Date: September 30, 2009

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